UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15 (d) of the
Securities Exchange Act Of 1934

Date of Report (Date of Earliest Event Reported): January 9, 2006

CapSource Financial, Inc.
(Exact Name of Registrant as Specified in Charter)

Colorado	1-31730	84-1334453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2305 Canyon Boulevard, Suite 103 Boulder, CO	80302
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(303) 245-0515

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Appointment of Principal Officers.

CapSource Financial, Inc. disclosed that it entered into an employment agreement with Steven J. Kutcher as its vice president and chief financial officer effective on January 9, 2006. The employment agreement is for a term of three years. A copy of the employment agreement is attached hereto as Exhibit 10.1. During the past five years Mr. Kutcher has served as chief financial officer of the issuer and has acted as a financial consultant to the issuer. Mr. Kutcher has no family relationships with other officers or directors of the issuer.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

10.1 Employment Agreement with Steven J. Kutcher effective January 9, 2006.

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSOURCE FINANCIAL, INC. (Registrant)

Date:	January 10, 2006	By:	/s/ Steven E. Reichert
Name: Steven E. Reichert
Title: Vice President and General Counsel